Exhibit 10.52

CLIENT SERVICE CONTRACT
NURSING FACILITY SERVICES

DSHS CONTRACT NUMBER AASA CONTRACT NUMBER

This Contract is between the State of Washington Department of Social and Health Services (DSHS) and the Contractor identified below

CONTRACTOR NAME (Must be same as Nursing Facility licensee)	CONTRACTOR DBA (Facility's Name, if different)

CONTRACTOR MAILING ADDRESS	FACILITY SITE ADDRESS

WASHINGTON UNIFORM BUSINESS IDENTIFIER (UBI)	CONTRACTOR'S DSHS INDEX NUMBER	NURSING FACILITY LICENSE NUMBER

CONTRACTOR TELEPHONE	CONTRACTOR FAX	CONTRACTOR E-MAIL ADDRESS

DSHS ADMINISTRATION	DSHS DIVISION	DSHS SERVICE CODE
Aging & Adult Services	Management Services

DSHS CONTACT NAME AND TITLE		DSHS CONTACT ADDRESS

DSHS CONTACT TELEPHONE	DSHS CONTACT FAX	DSHS CONTACT E-MAIL ADDRESS

IS THE CONTRACTOR A SUBRECIPIENT FOR PURPOSES OF THIS CONTRACT		CFDA NUMBERS

CONTRACT START DATE	CONTRACT END DATE	MAXIMUM CONTRACT AMOUNT
	As provided by law or this contract	Fee for service

This Contract, including the attached Terms and Conditions and any other documents incorporated by reference, contains all of the terms and conditions agreed upon by the parties. No other understandings or representations, oral or otherwise, regarding the subject matter of this Contract shall be deemed to exist or bind the parties. The parties signing below warrant that they have read and understand this Contract and have the authority to enter into this Contract.

CONTRACTOR SIGNATURE	PRINTED NAME AND TITLE	DATE SIGNED

DSHS REPRESENTATIVE SIGNATURE	PRINTED NAME AND TITLE	DATE SIGNED

NURSING FACILITY SERVICES
TERMS AND CONDITIONS

1.
Definitions. As used throughout this Contract, words shall have their plain, ordinary meaning if not defined in this Contractor by applicable law or regulation.

a.
"Assignee" means the new owner of the Nursing Facility identified on Page 1 of this Contract when there is a Change of Ownership triggering automatic assignment of this Contract as provided for in 42 CFR 442.14 and by RCW 74.46.680.

b.
"Authorized Services" means the services that have been approved by DSHS.

c.
"CFR" means the Code of Federal Regulations. All references to CFR titles, parts, and sections shall include any successor or replacement regulation.

d.
"Change of Ownership" means the occurrence of a transfer of the Nursing Facility to a New Contractor/Assignee by the Contractor which is provided for in 42 CFR 442.14, RCW 74.46.680, and WAC 388-96-010.

e.
"Client" means an individual that DSHS determines financially and programmatically eligible for payment of services provided by a licensed nursing home that has a Client Service Contract for Nursing Facility Services with DSHS.

f.
"Client participation" means the amount of the Client's nonexempt income, if any, that the Contractor shall collect directly from the Client and apply to the cost of the Client's authorized care.

g.
"Contract" means this Client Service Contract for Nursing Facility Services.

h.
"Contracting Officer" means the Contracts Administrator, or successor, of DSHS Central Contract Services or successor section or office.

i.
"Contractor" means the individual or entity performing services pursuant to this Contract as defined in RCW 74.46.020. Upon transfer of ownership of the Nursing Facility identified on Page 1, "Contractor" includes the Assignee.

j.
"DSHS" or "the department" or "the Department" means the Department of Social and Health Services of the State of Washington and its employees and authorized agents.

k.
"Nursing Facility" or "NF" means a nursing facility as defined in WAC 388-97-005 and RCW 74.46.020 and as defined in Section 1919(a) of the federal Social Security Act [42 U.S.C. 1396r] and regulations promulgated thereunder, as now or hereafter amended.

l.
"Nursing Facility Services" means the services the Contractor shall provide to meet the needs of the Client according to WAC 388-97 and federal regulations.

m.
"Personal Information" means information identifiable to any person, including but not limited to, information that relates to a person's name, health, finances, education, business, use or receipt of governmental services or other activities, addresses, telephone numbers, social security numbers, driver license numbers, other identifying numbers, and any financial identifiers.

n.
"RCW" means the Revised Code of Washington. All references to RCW chapters or sections shall include any replacement or successor statute. DSHS Central Contract Services

o.
"Resident" means an individual residing in a Nursing Facility.

p.
"U.S.C." means the United States Code. All references to titles and sections shall include any successor or replacement statute.

  q.
  "WAC" means the Washington Administrative Code. All references to WAC chapters or sections shall include any successor or replacement rule.

2.
Statement of Work. The Contractor shall in all respects operate the NF and business in accordance with applicable federal and state laws and regulations, as now existing or hereafter adopted or amended, and as may be finally interpreted by courts of competent jurisdiction from time to time, including but not limited to 42 U.S.C. § 1396; 42 CFR Parts 440, 442,447, 483 and 488; chapters 18.51, 74.09, 74.42 and 74.46 RCW; and WAC 388-96,388-97 and 388-98.

3.
Billing and Payment.
a.
Billing and payment for Contractor's services shall be in accordance with chapter 74.46 RCW.

b.
DSHS shall mail the Contractor's payment for services to the Contractor's mailing address specified on Page 1 of this Contract unless a different payment address is requested in writing by the Contractor.

c.
The Contractor shall not bill DSHS for services performed under this Contract, and DSHS shall not pay the Contractor, if the Contractor has charged or will charge the State of Washington or any other party under any other contractor agreement for the same services. DSHS shall not pay any claims for payment for services submitted more than 12 months after the date of service, except as provided in WAC Chapter 388-502 or any other applicable federal or state laws or regulations.

4.
Assignment of Contract.
a.
Pursuant to 42 CFR 442.14, RCW 74.46.680, and WAC 388-96-010, when there is a Change of Ownership and the Contractor's NF is transferred to another individual or entity, this Contract shall be automatically assigned to that individual or entity, except as limited by those provisions. That individual or entity shall be known as the Assignee. The Assignee shall assume and be bound by all of the terms and conditions of this Contract as of the effective date of the Change of Ownership. The Assignee shall complete a DSHS Contractor Intake within thirty (30) days of the date of transfer.

b.
Except as provided in this Paragraph 4, the Contractor or Assignee shall not otherwise assign any of this Contract's rights or obligations to a third party.

5.
Administrative Appeal and Dispute Resolution Options.
a.
Disputes regarding the Contractor's failure to comply with chapters 18.51 and 7.4.42 RCW and WAC 388-97, WAC 388-98, and/or with federal requirements described in 42 CFR Part 483 and 488, shall be handled in accordance with procedures described therein and in 42 CFR Part 431 and Part 498.

b.
If administrative dispute resolution is authorized by statute or regulation, then disputes that arise in connection with payment or a related matter under Chapter 74.46 RCW or WAC 388-96 shall be handled in accordance with the provisions of chapter 74.46 RCW or WAC 388-96.

6.
Compliance with Applicable Law. At all times during the term of this Contract, the Contractor shall comply with all applicable federal and state and local laws, regulations and rules, including without limitation all applicable ethics, nondiscrimination, worker's compensation, occupational disease and occupational health and safety laws, statutes and regulations.

7.
Confidentiality. The Contractor may only use Personal Information or other information gained by reason of this Contract for the purpose of this Contract, and shall not disclose, transfer, or sell any Personal Information or other information to any party, except by prior written consent of the person or as provided by law. The Contractor shall safeguard such information and shall return or certify destruction of the information upon Contract expiration or termination.

8.
Contractor Certifications. The Contractor acknowledges and certifies as follows:

a.
The Contractor shall not accept any Client or other person in excess of the Contractor's licensed capacity as stated in the Contractor's Nursing Home License.

b.
If applicable, the Contractor and the Contractor's owners, members, directors, officers, partners, agents and any employees who will provide services under this Contract shall comply with chapter 42.52 RCW, Ethics in Public Service, at all times during the performance of this Contract. The Contractor shall immediately notify the DSHS Contact identified on Page 1 of this Contract in the event that the Contractor accepts employment with the State of Washington or if the Contractor hires an employee who is a current or former State of Washington employee.

c.
The Contractor shall not hold the Contractor or the Contractor's owners, members, directors, officers, partners, agents or employees out as, nor claim to be, an officer, employee or agent of DSHS or the State of Washington by reason of this Contract. The Contractor shall not claim for the Contractor or the Contractor's employees any rights, privileges or benefits which would accrue to a civil service employee under chapter 41.06 RCW, or its successor or replacement statute. DSHS shall not pay federal taxes, social security taxes, or Department of Labor and Industries contributions for the Contractor or the Contractor's employees.

d.
If the Contractor has reason to know that a Resident is likely to become financially eligible for Medicaid benefits within one hundred eighty (180) days, the Contractor shall immediately notify the Resident and the' Department, and the Contractor shall comply with chapter 74.42 RCW.

9.
Death of Clients. The Contractor shall report all deaths of DSHS Clients residing in the Contractor's NF within twenty-four (24) hours to the appropriate regional office of the DSHS Home and Community Services Division and shall comply with WAC 388-96-384 and 388-97-047.

10.
Debarment Certification. At the request of DSHS, the Contractor shall complete the DSHS Certification regarding Federal Debarment, Suspension, Ineligibility, and Voluntary Exclusion. The certification, if any, is incorporated into this Contract by reference.

11.
Drug-Free Workplace. The Contractor shall maintain a drug-free workplace, as defined by and in accordance with 41 U.S.C. § 701.

12.
Effective Date, Amendment, and Waiver. This Contract shall be binding on DSHS only upon signature of an authorized DSHS Representative. This Contract may be amended only by a written amendment signed by DSHS and the Contractor. Only the DSHS Contracting Officer has the authority to waive any term or condition of this Contract on behalf of DSHS.

13.
Governing Law and Venue. This Contract shall be governed by the laws and regulations of the State of Washington. In the event of a lawsuit involving this Contract, venue shall be proper only in Thurston County, Washington.

14.
Inconsistency in This Contract. In the event of. any inconsistency in this Contract or between its terms and'. any applicable statute or rules, unless otherwise provided herein, the inconsistency shall be resolved by giving precedence In the following order: a) applicable federal laws and regulations; b) applicable state laws and regulations; c) this Contract, including the Statement of Work; and d) any other document incorporated by reference.

15.
Indemnification and Hold Harmless. The Contractor shall be responsible for and shall indemnify and hold DSHS harmless from all liability resulting from the acts or omissions of the Contractor and any subcontractor.

16.
Insurance. The Contractor and any agent shall have and maintain insurance in the amounts and types as may be required by federal or state law or regulation.

17.
Inspection. During the term of this Contract and for one (1) year following termination of this Contract, the Contractor shall give reasonable access to the Contractor's place of business and Client and Contractor records to DSHS and to any other employee or agent of the State of Washington or the United States of America for the purpose of inspecting the Contractor's place of business and Its records, and monitoring, auditing, and evaluating Contractor performance and compliance with applicable laws, regulations, rules, and this Contract.

18.
Maintenance of Records.
a.
Clinical Records of Residents. The Contractor shall maintain records required by, but not limited to, 42 U.S.C. 1396a, 42 CFR 483.75(l), RCW 18.51.300, and WAC 388-97-180 for a period of no less than eight (8) years following the most recent discharge of a Resident, except that the records of minors must be retained for no less than three (3) years following the attainment of eighteen (18) years, or ten (10) years following their most-recent discharge, whichever is longer. In the event of a change of ownership, the Contractor shall provide for the orderly transfer of clinical records to the Assignee, and the Assignee shall maintain those records as required by this section and applicable statute and regulation.

b.
All Records. During the term of this Contract and for eight (8) years following termination of this Contract, the Contractor shall maintain records sufficient to: (1) document performance of all acts required by statute, regulation, rule, or this Contract; (2) substantiate the Contractor's statement of its organization's structure, tax status, capabilities, and performance; and (3) demonstrate accounting procedures, practices, and records which sufficiently and properly document the Contractor invoices to DSHS and all expenditures made by the Contractor to perform as required by this Contract. The Contractor shall maintain and retain cost reports and supporting records, and trust accounts established pursuant to RCW 74.46.700, as provided by RCW 74.46.060 and 74.46.080.

19.
Ownership of Material. Material created by the Contractor and paid for by DSHS as a part of this Contract shall be owned by DSHS, and shall be "works for hire" as defined by the U.S. Copyright Act of 1976.

20.
Severability; Conformity. The provisions of this Contract are severable. If any provision of this Contract, including any provision of any document incorporated by reference, is held invalid by any court of competent jurisdiction, that invalidity shall not affect the other provisions of this Contract and the invalid provision shall be considered modified to conform to existing law.

21.
Subcontracting. If the Contractor subcontracts out for any services relating to this Contract (including any management agreement), the Contractor shall be responsible for the acts and omissions of any subcontractor. The Contractor shall ensure that any subcontractor (including any contracted NF manager) complies with the terms and conditions of this Contract.

22.
Survivability. The terms and conditions contained in this Contract that by their sense and context are intended to survive the expiration or termination of this Contract shall so survive. Surviving terms include but are not limited to: Confidentiality, Disputes, Indemnification and Hold Harmless, Inspection, Maintenance of Records, Notice of Overpayment, Ownership of Material, Termination for Default, Termination and Expiration Procedure, Treatment of Assets Purchased by Contractor, and Treatment of DSHS Assets.

23.
Termination for Convenience. The Contractor may terminate this Contract for convenience by giving DSHS at least sixty (60) calendar days' written notice addressed to the DSHS Contact identified on Page 1 of this Contract. However, if the Contractor continues to provide the type of sevices that are provided by NFs, the termination shall be subject to federal law prohibiting the discharge of residents who are residing in the NF on the day before the effective date of termination of this Contract per 42 U.S.C. 1396r(c). DSHS may terminate this Contract if Contractor refuses to sign the Updated Contract under the terms of Paragraph 28.

24.
Termination Due to Change in Funding. If the funds DSHS relied upon to establish this Contract are withdrawn or reduced, or if additional or modified conditions are placed on such funding, DSHS may immediately terminate this Contract by providing written notice to the Contractor. The termination shall be effective on the date specified in the notice of termination.

25.
Termination for Good Cause. The federal government or the DSHS Contracting Officer may terminate this Contract for good cause, in whole or in part, by written notice to the Contractor. If this Contract is terminated for good cause, DSHS shall be entitled to all remedies available at law or in equity, including consequential damages, incidental damages, and costs.

26.
Termination Procedure. If this Contract is terminated for any reason, the termination procedure shall be in accordance with Title XIX of the Social Security Act (42 U.S.C. 1396); 42 C.F.R. Chapters 431, 442, 488, 489 and 498; and chapter 74.46 RCW. The Contractor shall immediately deliver to the DSHS Contact named in this Contract, or to his or her successor, all DSHS assets in the Contractor's possession, including any material produced under this Contract and any Personal Information.

27.
Treatment of Contractor Assets. Title to all assets (property) purchased or furnished by this Contractor is vested in the Contractor and DSHS waives all claim of ownership to such property.

28.
Updated Contract. DSHS may propose that the providers execute an updated version (Updated Contract) of this Contract. DSHS shall provide the Updated Contract to the Contractor at least 90 calendar days prior to the start date of the Updated Contract. The Statement of Work in the Updated Contract will not impose operating requirements on the Contractor that are in addition to those that exist in Medicare/Medicaid certification requirements, state licensing or other requirements of the Washington Administrative Code. Execution of an Updated Contract shall not affect the existing liabilities and obligations of DSHS and the contractor under this Contract. If the Updated Contract makes changes in the liabilities and obligations of DSHS and the contractor, the changes shall apply only to services provided on or after the effective date of the Updated Contract. If the Contractor refuses to sign the Updated Contract by the end of the 90-day period, DSHS may terminate this Contract by giving the Contractor written notice at least 60 days in advance of the effective date of termination.

29.
Waiver of Default. Waiver of any default on one occasion shall not be deemed to be a waiver of any subsequent default. Waiver of any breach or default of any provision of this Contract shall not be deemed to be a, waiver of any subsequent breach, and shall not be construed to be a modification of the terms and conditions of this Contract.

APPROVED AS TO FORM BY THE OFFICE OF THE ATTORNEY GENERAL